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                                                                    Exhibit 10.I

                THE PROGRESSIVE CORPORATION EXECUTIVE SEPARATION
                                 ALLOWANCE PLAN

                            SECTION 1 -- DEFINITIONS

1.1 "AFFILIATED COMPANY" - means any entity in which the Company owns, directly or indirectly, more than fifty percent (50%) of the stock or assets.

1.2 "ANNUAL SALARY" - as to each Eligible Employee means his/her annualized base salary or other base wages immediately prior to his/her Termination Date (including any geographic differential). This term does not include commissions, stock-related awards, incentive compensation, separate pay adjustments or allowances or any other forms of remuneration.

1.3 "GROUP I EMPLOYEES" - are those Eligible Employees who are parties to written employment agreements duly authorized and executed by and between the Eligible Employee and Progressive the benefits to which are triggered by a "Change of Control" as defined in those written agreements.

1.4 "GROUP II EMPLOYEES" - are those Eligible Employees who, immediately preceding their Termination Date and for at least two years prior thereto, had Gainsharing and Non-Qualified Stock Option ("NQSO") targets under the then applicable Gainsharing Plan and Incentive Plan, respectively, of greater than fifty percent (50%), exclusive of Group I Employees.

1.5 "GROUP III EMPLOYEES" - are those Eligible Employees who, immediately preceding their Termination Date and for at least two years prior thereto, had Gainsharing and NQSO targets under the then applicable Gainsharing and Incentive Plan, respectively, of thirty-five percent (35%) and greater, exclusive of Group I Employees and Group II Employees.

1.6 "COMPANY" - means The Progressive Corporation, an Ohio corporation, or its successors.

1.7 "DISABILITY" - means the inability to perform work due to illness, injury or pregnancy-related condition.

1.8 "ELIGIBLE EMPLOYEE" - means regular, non-temporary, non-union executive employees of Progressive who qualify either as a Group I Employee, Group II Employee or a Group Employee as defined hereunder.

1.9 "MISCONDUCT" - means an Eligible Employee's commission of a terminable offense under Progressive's Code of Conduct, as reasonably determined in good faith by the Company.

1.10 "PCIC" - means Progressive Casualty Insurance Company, an Ohio corporation, or its successors.

1.11 "PLAN" - means The Progressive Corporation Executive Separation Allowance Plan, as set forth herein and as the same may be amended from time to time.

1.12 "PROGRESSIVE" - includes the Company and any other entity which from time to time is an Affiliated Company.

1.13 "REDUCTION IN FORCE" - means a reduction by Progressive in the number of employees working in any of Progressive's operating divisions.

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1.14 "REORGANIZATION" - means Progressive's elimination of one or more positions or redefinition of the job duties of one or more positions.

1.15 "SEPARATION AGREEMENT AND GENERAL RELEASE" - means an agreement and release substantially in the forms attached hereto as Exhibits A and B together with such changes, additions and deletions as Progressive, in its sole discretion, may specify.

1.16 "TERMINATION DATE" - means the effective date of any Eligible Employee's termination of employment with Progressive.


                SECTION 2 -- ENTITLEMENT TO SEPARATION ALLOWANCE

2.1 An Eligible Employee shall be entitled to receive a Separation Allowance under this Plan if (a) Progressive terminates his/her employment for reasons other than resignation (including retirement), job elimination, death, Disability, unsatisfactory job performance or Misconduct; and (b) the Eligible Employee signs a Separation Agreement and General Release and delivers it to the Company within ninety (90) days after the Eligible Employee's Termination Date. In no event shall any Eligible Employee be entitled to receive a Separation Allowance if (x) his/her employment terminates as a result of a resignation (including retirement), a Reduction in Force or Reorganization, death, Disability, failure to meet job performance standards, Misconduct or any reason other than as a result of the circumstances described in (a) above, or (y) he/she fails to deliver a signed Separation Agreement and General Release to the Company within the time specified above.

                   SECTION 3 -- AMOUNT OF SEPARATION ALLOWANCE

3.1 The Separation Allowance payable to each Eligible Employee who is entitled to such allowance under Section 2 above shall be in the amount as provided below:

ELIGIBLE EMPLOYEE         SEPARATION ALLOWANCE
----------------------------------------------------------

GROUP I EMPLOYEE          One year Annual Salary plus
----------------
                          Gainsharing.  The amount paid as
                          Gainsharing shall equal the
                          higher of a) the highest annual
                          Gainsharing paid to the Group I
                          Employee during the past three
                          years; or b) payment of the Group
                          I Employee's targeted Gainsharing
                          at a factor of 1.0 in the
                          calendar year of the Termination
                          Date.


GROUP II EMPLOYEE         One-year Annual Salary

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ELIGIBLE EMPLOYEE         SEPARATION ALLOWANCE
----------------------------------------------------------

GROUP III EMPLOYEE        The greater of a) six months of
------------------
                          the Group III Employee's Annual
                          Salary; or b) the amount that
                          would be payable to the Group III
                          Employee if the employee were
                          entitled to benefits under The
                          Progressive Corporation
                          Separation Allowance Plan (the
                          "SAP Plan"), provided that the
                          Separation Allowance paid
                          hereunder shall in no event
                          exceed the employee's Annual
                          Salary.


3.2 Each Separation Allowance shall be paid in a lump sum within thirty (30) days following the later of (i) the Eligible Employee's Termination Date or
     (ii) the expiration of the revocation period referred to in the Eligible Employee's signed Separation Agreement and General Release. Alternatively, Progressive, in its sole discretion, may elect to pay any Separation Allowance in installments over any period not exceeding twenty-four (24) months after the Eligible Employee's Termination Date.

3.3 Progressive shall withhold from each Separation Allowance all applicable federal, state, and local taxes, Social Security taxes and other deductions required by law, and any other amounts due Progressive for any reason.

3.4 Each Eligible Employee's Separation Allowance payable under this Plan shall be reduced by the amount of any state-mandated Separation Allowance or severance payments payable by Progressive to such Eligible Employee.

3.5 Notwithstanding anything herein to the contrary, no Separation Allowance payments shall be made under this Plan to any Eligible Employee more than twenty-four (24) months after his/her Termination Date.

                  SECTION 4 -- ADDITIONAL PAYMENTS AND BENEFITS

4.1 Progressive may elect to provide or pay to any Eligible Employee who is entitled to a Separation Allowance under this Plan such additional payments or benefits, if any, as Progressive, in its sole discretion, shall determine, such as outplacement assistance benefits; reimbursements for the cost of obtaining health, life, disability, employee assistance or other welfare benefits; and other payments and benefits.

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                      SECTION 5 -- PROGRESSIVE DISCRETION

5.1 Notwithstanding anything herein to the contrary, no determination by Progressive as to the amount, timing or manner of payment of any Separation Allowance or other payment or benefit under this Plan shall be regarded as a precedent or guideline for purposes of determining the amount, timing or manner of payment of any other Separation Allowance or other payment or benefit under this Plan, nor shall any such determination otherwise limit Progressive's discretion provided for under this Plan in any way.

            SECTION 6 -- ELIGIBILITY UNDER OTHER PLANS AND AGREEMENTS

6.1 Except as provided in Sections 6.2 and 6.3, this Plan shall entirely supersede and replace all policies, plans, agreements, understandings and arrangements adopted or entered into before November 1, 2001 regarding separation allowances, severance pay and/or similar compensation payable by Progressive to terminated Eligible Employees (other than with respect to any Eligible Employees who may have incurred Termination Dates prior to November 1, 2001).

6.2 Section 6.1 of this Plan shall not limit any Eligible Employee's rights, if any, under the SAP Plan in the event of any Reorganization or Reduction in Force, provided that an Eligible Employee shall only be entitled to receive benefits under the circumstances specified under the Plan and the SAP Plan and shall not be entitled to receive benefits under both this Plan and the SAP Plan.

6.3 Individual employment, separation, severance and other agreements that include provisions regarding separation allowances, severance pay and/or similar compensation following termination of employment and that are entered into in writing with an Eligible Employee shall supersede and replace this Plan, except as otherwise expressly provided by such agreements; however, no such agreement entered into on or after November 1, 2001 shall be effective or enforceable unless approved in writing by PCIC's Chief Human Resources Officer or the holder of any similar successor office, and nothing in this Plan shall be construed as ratifying or validating any such agreements that have not been so approved.

                         SECTION 7 -- CLAIMS PROCEDURES

7.1 The Company shall establish reasonable procedures under which a claimant, or his/her duly authorized representative, may present a claim for benefits under this Plan.

7.2 Unless such claim is allowed in full by the Company, written notice of the denial shall be furnished to the claimant within ninety (90) days (which may be extended by a period not to exceed an additional ninety (90) days if special circumstances so require and written notice to the claimant is given prior to the expiration of the initial ninety (90) day period describing such circumstances and indicating the date by which the Company expects to render its determination) setting forth the following in a manner calculated to be understood by the claimant:

     (i)  The specific reason(s) for the denial;

     (ii) Specific reference(s) to any pertinent provision(s) of the Plan or rules promulgated pursuant thereto on which the denial is based;

     (iii) A description of any additional information or material as may be necessary to perfect the claim, together with an explanation of why it is necessary;

     (iv) A description of the Plan's claims review procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review; and

     (v) An explanation of the steps to be taken if the claimant wishes to resubmit his/her claim for review.

7.3 Within a reasonable period of time after the denial of the claim, but in any event, not to be more than sixty (60) days, the claimant or his/her duly authorized representative may make written application to the Company for a review of such denial. The claimant or his/her representative, may, upon request and free of charge, review or receive copies of documents, records and other information relevant to the claimant's claim for benefits, and may submit written comments, documents, records and other information relating to the claim for benefits.

7.4 If an appeal is timely filed, the Company shall conduct a full and fair review of the claim and mail or deliver to the claimant its written decision within sixty (60) days after the claimant's request for review (which may be extended by a period not to exceed an additional sixty (60) days if special circumstances or a hearing so require and written notice to the claimant is given prior to the expiration of the initial sixty (60) day period describing such special circumstances and indicating the date by which the Company expects to render its determination). In conducting its review, the Company shall take into account all comments, documents, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Company's decision on review shall:

     (i)  Be written in a manner calculated to be understood by the claimant;

     (ii) State the specific reason(s) for the decision;

     (iii) Make specific reference to pertinent provision(s) of the Plan;

     (iv) State that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits; and

     (v) Include a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA.

7.5 If a period of time is extended, as permitted under Sections 7.2 and 7.4 above, due to a claimant's failure to submit information to decide a claim, the period for making the benefit determination on review shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information."

                     SECTION 8 -- AMENDMENT AND TERMINATION

8.1 This Plan may be amended, modified or terminated by the Company in whole or in part at any time for any reason without the consent of any Affiliated Company or any employee or other person, provided that, except for legally required amendments, modifications and terminations, no such amendment, modification or termination shall impair the rights of any Eligible Employee who incurs a Termination Date prior to the date the Company adopts such amendment or modification or approves such termination.

                          SECTION 9 -- RIGHTS OF SETOFF


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9.1  Progressive shall have the unrestricted right and power to set off against, or recover out of, any payments owed an Eligible Employee or other person under this Plan, at the time such payments would have otherwise been payable under this Plan, any amounts owed to Progressive by such Eligible Employee or other person.

                              SECTION 10 -- FUNDING

10.1 All payments pursuant to this Plan shall be made from Progressive's general funds and nothing contained herein shall be deemed to require Progressive to, and Progressive shall not, physically segregate any sums from its general funds, or create any trust or escrow account, or make any special deposit, in respect of any amounts payable hereunder.

                          SECTION 11 -- ADMINISTRATION

11.1 The Company shall be the Administrator of this Plan and shall be the "named fiduciary" within the meaning of Section 402 of the Employee Retirement Income Security Act of 1974, as amended, and, except as specified elsewhere herein, shall exercise all rights and duties with respect hereto, including without limitation, the right:

     (a) to make and enforce such rules and regulations as are necessary or proper for the efficient administration of this Plan; and

     (b) to interpret and construe this Plan and to decide all disputes and other matters arising hereunder, including but not limited to the right to determine eligibility for benefits and resolve possible ambiguities, inconsistencies or omissions. All such rules, interpretations and decisions shall be applied in a uniform manner to all persons similarly situated.

     Except as otherwise specifically provided herein, no action or decision taken in accordance with this Plan by the Company or Progressive shall be relied upon as a precedent for any similar action or decision under any circumstances.

                          SECTION 12 -- EFFECTIVE DATE

     12.1 This Plan shall be effective November 1, 2001, but only as to Eligible Employees who incur Termination Dates on or after such date.

     IN WITNESS WHEREOF, The Progressive Corporation has hereunto caused this Plan to be executed by its duly authorized representative as of the 31st day of October, 2001.

     THE PROGRESSIVE CORPORATION

     By:  /s/ Charles E. Jarrett
          --------------------------------------
          Charles E. Jarrett, Secretary

                                    EXHIBIT A
                    SEPARATION AGREEMENT AND GENERAL RELEASE
                           (GROUP I AND II EMPLOYEES)

THIS AGREEMENT is entered into as of the ____ day of ______________, 20__ between ("Employee") and ("Employer") pursuant to The Progressive Corporation Executive Separation Allowance Plan (the "Plan").

     WHEREAS, Employee's employment with Employer terminated (or will terminate) effective __________________________, 200__ ; and

     WHEREAS, Employee desires to receive certain employment termination benefits under the Plan; and

     WHEREAS, the Plan provides employment termination benefits only to employees who sign a Separation Agreement and General Release in the form specified in the Plan;

     NOW, THEREFORE, Employee and Employer hereby agree as follows:

     1. Employer shall pay Employee a separation allowance of $ _______ pursuant to Section 3 of the Plan in a lump sum on _____________________________, 200__ [in monthly installments commencing ____________________, 200__], subject to the limitations specified in the Plan.

     2. Employer shall pay Employee for all credited ETB in accordance with Employer's standard practices within thirty (30) days following the expiration of the revocation period referred to at the end of this Agreement or at such earlier time as may be required by law.

     3. Employee shall be entitled to continue his/her and his/her dependents' medical, dental and vision coverages under The Progressive Corporation Group Insurance Plan ("Group Insurance Plan"), subject to the terms, conditions and limitations of the Group Insurance Plan. Employee also shall be entitled to the conversion privileges, if any, applicable to his/her life insurance and/or other coverages under the Group Insurance Plan.

     4. Employer shall provide the following additional payments and/or benefits to Employee:

                  ______________________________________________________________

_______________________________________________________________________________

                  ______________________________________________________________

_______________________________________________________________________________

                  ______________________________________________________________

_______________________________________________________________________________

     5. Employee's entitlement to pension benefits, if any, shall be determined in accordance with The Progressive Corporation Long- Term Savings Plan.

     6. Employee shall be entitled to whatever other rights or benefits are available to former employees of Progressive under any other written employee benefit plans or programs maintained by Progressive, subject to the terms, conditions and limitations of those plans and programs.

     7. With the exception of the rights and benefits contained in, or expressly referred to in this Agreement, Employee hereby waives any and all rights and benefits Employee now has or might hereafter have acquired under the Plan, The Progressive Corporation Separation Allowance Plan, The 200___ Gainsharing Program and any other compensation or bonus programs, employee benefit plans and fringe benefit programs maintained by Progressive or any of its affiliates by virtue of Employee's employment with Progressive or the termination thereof.

     8. Employee acknowledges the forfeiture of any and all unvested non-qualified stock options ("NQSOs") awarded to Employee under The Progressive Corporation 1989 Incentive Plan or The Progressive Corporation 1995 Incentive Plan (the "Incentive Plans"). Employee's rights, if any, under The Progressive Corporation Executive Deferred Compensation Plan, The Progressive Pension Plan and The Incentive Plans (collectively, the "Programs") shall be determined in accordance with the governing provisions of the Programs as in effect from time to time. For purposes of such Programs, Employee shall be considered to have terminated employment with Progressive on the Separation Date.

     9. In consideration of the above undertakings of Employer, Employee hereby releases Employer, Progressive and their respective affiliates, officers, directors, employees, agents, successors and assigns (collectively, the "Released Entities"), from any and all claims, liabilities, demands, actions, suits and causes of action, whether known or unknown, that Employee ever had or now has against any of the Released Entities, including but not limited to claims arising under the Age Discrimination in Employment Act, as amended, and other claims relating to Employee's employment with Progressive and the termination of that employment, and claims under The Progressive Corporation Separation Allowance Plan (collectively "Claims"). [If Employee is a California resident, Employee acknowledges that he/she has read and understands California Civil Code Section 1542, which reads as follows:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     Employee hereby waives the provisions and protections of California Civil Code Section 1542 and agrees that the above release shall apply to all Claims that Employee ever had or now has against the Released Entities, regardless of whether Employee currently is aware of the Claims or suspects that they exist.]

     10. Employee further agrees that he will not, during the twenty-four (24) month period after the Separation Date, solicit or recruit any person who is a Progressive employee at the time of such solicitation or recruitment (unless such person has theretofore been given notice of the termination of his/her employment by Progressive) to act as an employee, consultant, agent or independent contractor with respect to any insurance or other business.

     11. Employee agrees that Employee will maintain the confidentiality of confidential information which Employee has received by virtue of his/her employment with Progressive and will refrain from using such information or disclosing it to anyone other than Progressive or its employees. For purposes of this Agreement, confidential information is information which Progressive endeavors to keep confidential, including, without limitation, customer lists, employee lists, rate schedules, underwriting information, the terms of contracts and policies, marketing plans, program designs, trade secrets, proprietary information, and any such information provided by a third party to Progressive in confidence. Employee represents that promptly following his/her execution of this Agreement, Employee will return to Progressive any records in his/her possession containing confidential information of Progressive or records which are the property of Progressive.

     12. In the event of any actual or threatened breach by Employee of the provisions of Paragraphs 10 or 11, Progressive shall be entitled to an injunction (including an EX PARTE temporary restraining order) restraining Employee from violating these provisions. The period provided in Paragraph 10 shall not run and will be suspended during the period of any violation by Employee of Paragraph 10 and, at the conclusion of any such violation, the period will run for its remaining term. Progressive shall also be entitled to recover, as liquidated damages, the amount equal to fifty percent (50%) of the severance paid to Employee under this Agreement.

     13. All payments to be made by Employer under this Agreement are subject to applicable tax withholding, other legally required deductions and (except to the extent prohibited by law) amounts due Progressive for any reason.

     14. All capitalized terms used in this Agreement shall have the meanings given to them in the Plan, unless otherwise required clearly by the context.

     15. This Agreement, together with the Plan and the other documents referred to herein, constitute the entire agreement of the parties, superseding all prior oral or written representations, agreements and understandings relating to the subject matter of this Agreement. Any modifications of this Agreement must be in a writing signed by both parties in order to be effective. Employee may not assign this Agreement or any of his/her rights or obligations hereunder without Employer's prior written consent. This Agreement is subject to the terms, provisions and limitations of the Plan in all respects.

     16. Employee has read and understands all of the terms of this Agreement and Employee has been encouraged to consult with an attorney. Employee acknowledges that he/she has been given a period of at least ( ) days to review this Agreement with an attorney and individuals of his/her own choice and consider its effect, including Employee's release of rights. Employee signs this Agreement in exchange for the consideration to be given to him/her, which Employee acknowledges is adequate and satisfactory. Neither Progressive nor its agents, representatives or employees have made any representations to Employee concerning the terms or effects of this Agreement other than those contained in this Agreement or the Plan.

     IMPORTANT! BEFORE YOU SIGN THIS AGREEMENT YOU SHOULD CONSULT WITH AN ATTORNEY. ALSO, AFTER YOU HAVE SIGNED THIS AGREEMENT YOU HAVE SEVEN (7) DAYS WITHIN WHICH TO REVOKE IT FOR ANY REASON. YOU DO NOT NEED EMPLOYER'S CONSENT IN ORDER TO REVOKE THIS AGREEMENT, BUT YOU MUST GIVE WRITTEN NOTICE OF YOUR REVOCATION TO EMPLOYER WITHIN THE SEVEN (7) DAY REVOCATION PERIOD. THIS AGREEMENT WILL NOT BE EFFECTIVE OR ENFORCEABLE UNTIL THE EXPIRATION OF THE SEVEN (7) DAY REVOCATION PERIOD.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date indicated above.

____________________________________        ____________________________________
WITNESS                                     EMPLOYEE



____________________________________        ____________________________________
WITNESS                                     EMPLOYER


                                            By: ________________________________


                                            Title: _____________________________

                                    EXHIBIT B
                    SEPARATION AGREEMENT AND GENERAL RELEASE
                             (GROUP III EMPLOYEES)

THIS AGREEMENT is entered into as of the _____ day of _______________, 20__ between ("Employee") and ("Employer") pursuant to The Progressive Corporation Executive Separation Allowance Plan (the "Plan").

     WHEREAS, Employee's employment with Employer terminated (or will terminate) effective ____________________________, 200__; and

     WHEREAS, Employee desires to receive certain employment termination benefits under the Plan; and

     WHEREAS, the Plan provides employment termination benefits only to employees who sign a Separation Agreement and General Release in the form specified in the Plan;

     NOW, THEREFORE, Employee and Employer hereby agree as follows:

     1. Employer shall pay Employee a separation allowance of $ ______________ pursuant to Section 3 of the Plan in a lump sum on ___________________, 200__ [in _____ monthly installments commencing
          _________________, 200__], subject to the limitations specified in the Plan.

     2. Employer shall pay Employee for all credited ETB in accordance with Employer's standard practices within thirty (30) days following the expiration of the revocation period referred to at the end of this Agreement or at such earlier time as may be required by law.

     3. Employee shall be entitled to continue his/her and his/her dependents' medical, dental and vision coverages under The Progressive Corporation Group Insurance Plan ("Group Insurance Plan"), subject to the terms, conditions and limitations of the Group Insurance Plan. Employee also shall be entitled to the conversion privileges, if any, applicable to his/her life insurance and/or other coverages under the Group Insurance Plan.

     4. Employer shall provide the following additional payments and/or benefits to Employee:

                  ______________________________________________________________

_______________________________________________________________________________

                  ______________________________________________________________

_______________________________________________________________________________

                  ______________________________________________________________

_______________________________________________________________________________


     5. Employee's entitlement to pension benefits, if any, shall be determined in accordance with The Progressive Corporation Long- Term Savings Plan.

     6. Employee shall be entitled to whatever other rights or benefits are available to former employees of Progressive under any other written employee benefit plans or programs maintained by Progressive, subject to the terms, conditions and limitations of those plans and programs.

     7. With the exception of the rights and benefits contained in, or expressly referred to in this Agreement, Employee hereby waives any and all rights and benefits Employee now has or might hereafter have acquired under the Plan, The Progressive Corporation Separation Allowance Plan, The 200___ Gainsharing Program and any other compensation or bonus programs, employee benefit plans and fringe benefit programs maintained by Progressive or any of its affiliates by virtue of Employee's employment with Progressive or the termination thereof.

     8. Employee acknowledges the forfeiture of any and all unvested non-qualified stock options ("NQSOs") awarded to Employee under The Progressive Corporation 1989 Incentive Plan or The Progressive Corporation 1995 Incentive Plan (the "Incentive Plans"). Employee's rights, if any, under The Progressive Corporation Executive Deferred Compensation Plan, The Progressive Pension Plan and The Incentive Plans (collectively, the "Programs") shall be determined in accordance with the governing provisions of the Programs as in effect from time to time. For purposes of such Programs, Employee shall be considered to have terminated employment with Progressive on the Separation Date.

     9. In consideration of the above undertakings of Employer, Employee hereby releases Employer, Progressive and their respective affiliates, officers, directors, employees, agents, successors and assigns (collectively, the "Released Entities"), from any and all claims, liabilities, demands, actions, suits and causes of action, whether known or unknown, that Employee ever had or now has against any of the Released Entities, including but not limited to claims arising under the Age Discrimination in Employment Act, as amended, and other claims relating to Employee's employment with Progressive and the termination of that employment, and claims under The Progressive Corporation Separation Allowance Plan (collectively "Claims"). [If Employee is a California resident, Employee acknowledges that he/she has read and understands California Civil Code Section 1542, which reads as follows:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          Employee hereby waives the provisions and protections of California Civil Code Section 1542 and agrees that the above release shall apply to all Claims that Employee ever had or now has against the Released Entities, regardless of whether Employee currently is aware of the Claims or suspects that they exist.]

     10. Employee agrees that Employee will maintain the confidentiality of confidential information which Employee has received by virtue of his/her employment with

          Progressive and will refrain from using such information or disclosing it to anyone other than Progressive or its employees. For purposes of this Agreement, confidential information is information which Progressive endeavors to keep confidential, including, without limitation, customer lists, employee lists, rate schedules, underwriting information, the terms of contracts and policies, marketing plans, program designs, trade secrets, proprietary information, and any such information provided by a third party to Progressive in confidence. Employee represents that promptly following his/her execution of this Agreement, Employee will return to Progressive any records in his/her possession containing confidential information of Progressive or records which are the property of Progressive.

     11. In the event of any actual or threatened breach by Employee of the provisions of Paragraphs 10, Progressive shall be entitled to an injunction (including an ex parte temporary restraining order) restraining Employee from violating these provisions. Progressive shall also be entitled to recover, as liquidated damages, the amount equal to fifty percent (50%) of the severance paid to Employee under this Agreement.

     12. All payments to be made by Employer under this Agreement are subject to applicable tax withholding, other legally required deductions and (except to the extent prohibited by law) amounts due Progressive for any reason.

     13. All capitalized terms used in this Agreement shall have the meanings given to them in the Plan, unless otherwise required clearly by the context.

     14. This Agreement, together with the Plan and the other documents referred to herein, constitute the entire agreement of the parties, superseding all prior oral or written representations, agreements and understandings relating to the subject matter of this Agreement. Any modifications of this Agreement must be in a writing signed by both parties in order to be effective. Employee may not assign this Agreement or any of his/her rights or obligations hereunder without Employer's prior written consent. This Agreement is subject to the terms, provisions and limitations of the Plan in all respects.

     15. Employee has read and understands all of the terms of this Agreement and Employee has been encouraged to consult with an attorney. Employee acknowledges that he/she has been given a period of at least ____________ (___) days to review this Agreement with an attorney and individuals of his/her own choice and consider its effect, including Employee's release of rights. Employee signs this Agreement in exchange for the consideration to be given to him/her, which Employee acknowledges is adequate and satisfactory. Neither Progressive nor its agents, representatives or employees have made any representations to Employee concerning the terms or effects of this Agreement other than those contained in this Agreement or the Plan.

     IMPORTANT! BEFORE YOU SIGN THIS AGREEMENT YOU SHOULD CONSULT WITH AN ATTORNEY. ALSO, AFTER YOU HAVE SIGNED THIS AGREEMENT YOU HAVE SEVEN (7) DAYS WITHIN WHICH TO REVOKE IT FOR ANY REASON. YOU DO NOT NEED EMPLOYER'S CONSENT IN ORDER TO REVOKE THIS AGREEMENT, BUT YOU MUST GIVE WRITTEN NOTICE OF YOUR REVOCATION TO EMPLOYER WITHIN THE SEVEN (7) DAY REVOCATION PERIOD. THIS AGREEMENT WILL NOT BE EFFECTIVE OR ENFORCEABLE UNTIL THE EXPIRATION OF THE SEVEN (7) DAY REVOCATION PERIOD.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date indicated above.

________________________________________________________________________________
WITNESS
     EMPLOYEE


________________________________________________________________________________
________________________________________________________________________________
WITNESS
     EMPLOYER



     By: _______________________________________________________________________


     Title: ____________________________________________________________________